UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 18, 2009
Continucare Corporation
(Exact Name of Registrant as Specified in Charter)
Florida
(State or Other Jurisdiction of Incorporation)

1-12115 (Commission File Number)	59-2716023 (IRS Employer Identification No.)

7200 Corporate Center Drive, Suite 600 Miami, Florida (Address of Principal Executive Offices)	33126 (Zip Code)
(305) 500-2000
(Registrant’s telephone number, Including Area Code)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     The disclosures set forth in Item 2.03 to this Current Report are incorporated into this item by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On December 18, 2009, Continucare Corporation (the “Company”) and its wholly owned subsidiary, Continucare MDHC, LLC (“MDHC”) entered into a renewal and refinancing of its existing credit facility with Bank of America, N.A., as the lender (the “Credit Facility”). The Credit Facility consists of a $4,629,630 revolving credit facility to the Company (“Facility A”) and a $5,370,370 revolving credit facility to MDHC (“Facility B”), referred to collectively as the Revolving Facility, with a maturity date of January 31, 2012. As of December 22, 2009, there was no outstanding balance on the Credit Facility.
     Extensions of credit under the Credit Facility will be used (i) to renew and refinance obligations owed by the Company and MDHC to Bank of America, N.A., successor to Merrill Lynch Commercial Finance Corp., (ii) for the repurchase of the Company’s common stock and for acquisitions, and (iii) for working capital and general corporate purposes, including letters of credit. Interest on borrowings accrues at LIBOR, plus 2.4%. Unpaid principal, together with accrued and unpaid interest, is due on the maturity date, January 31, 2012. Interest on all outstanding loans is payable on the first business day of each month.
     All obligations under Facility A are unconditionally guaranteed by the Company’s material subsidiaries. All obligations under Facility B are guaranteed by the Company and all of its material subsidiaries. The obligations under the Credit Facility are secured by substantially all of the Company’s and its subsidiaries’ assets. The Credit Facility contains certain customary representations and warranties, and certain financial and other customary covenants. Outstanding principal, accrued and unpaid interest and other amounts payable under the Credit Facility may be accelerated upon an event of default, as such events are described in the Credit Facility.
     The foregoing description of the Credit Facility is qualified in its entirety by reference to the full text of the Credit Facility, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

4.1	Credit Facility Agreement, dated as of December 18, 2009, among Continucare Corporation, as a Borrower, Continucare MDHC, LLC, as a Borrower, and Bank of America, N.A., as Bank.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINUCARE CORPORATION
/s/ Fernando L. Fernandez
Fernando L. Fernandez
Senior Vice President-Finance, Chief Financial Officer, Treasurer and Secretary

Dated: December 23, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1	Credit Facility Agreement, dated as of December 18, 2009, among Continucare Corporation, as a Borrower, Continucare MDHC, LLC, as a Borrower, and Bank of America, N.A., as Bank.